Exhibit 10.2
AMENDMENT NUMBER SIX AND WAIVER
TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
This AMENDMENT NUMBER SIX AND WAIVER TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of January 11, 2007, by WELLS FARGO FOOTHILL, INC., a California corporation (“Lender”), and IMAGE ENTERTAINMENT, INC., a Delaware corporation, f/k/a Image Entertainment, Inc., a California corporation, (“Borrower”), with reference to the following:
WHEREAS, Borrower and Lender are parties to that certain Amended and Restated Loan and Security Agreement, dated as of August 10, 2005 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”);
WHEREAS, Borrower has requested that Lender make certain amendments to the Loan Agreement and grant a waiver of certain Events of Default that have occurred under the Loan Agreement; and
WHEREAS, subject to the terms and conditions set forth herein, Lender is willing to make the amendments and grant the consents and waiver requested by Borrower.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.
2. Amendments to Loan Agreement.
(a)   Section 1.1 of the Loan Agreement is hereby amended by adding the following definitions in proper alphabetical order or amending and restating the following definitions, as the case may be:
““Maximum Revolving Credit Amount” means $5,000,000.”
(b)   Section 2.1(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:
“(a) Subject to the terms and conditions of this Agreement, Foothill agrees to make revolving advances (“Advances”) to Borrower in an amount at any one time outstanding not to exceed at any one time the lesser of (i) the Maximum Revolving Credit Amount less the Letter of Credit Usage, or (ii) the Borrowing Base less the Letter of Credit Usage. For purposes of this Agreement, “Borrowing Base,” as of any date of determination, shall mean an amount equal to the lesser of:

(i) seventy percent (70%) of the amount of Eligible Accounts less the amount, if any, of the Dilution Reserve, and
(ii) an amount equal to Borrowing Base Parties collections with respect to Accounts for the immediately preceding forty-five (45) day period.”
(c)   Section 6.12 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“6.12 [Intentionally Omitted.]”
3. Acknowledgements and Agreements. Borrower acknowledges and agrees that as of the date hereof, Borrower was indebted to the Lender for obligations, advances, loans, and other financial accommodations under the Loan Documents in the amount of $0.00 plus accrued interest thereon, plus accrued and unpaid fees, costs and expenses due and owing in connection therewith under the Loan Documents. Lender and Borrower hereby acknowledge that on January 5, 2006, Borrower delivered a Notice of Termination of Amended and Restated Loan and Security Agreement to Lender pursuant to Section 3.5 of the Loan Agreement. As a result of such termination notice, Lender and Borrower hereby acknowledge that the Obligations shall be paid in full and the commitment of Lender to make any advances under the Loan Agreement shall be irrevocably terminated on or before May 5, 2007. Notwithstanding anything to the contrary in Section 3.5 of the Loan Agreement, Borrower acknowledges and agrees that Lender is entitled to an Early Termination Premium of $250,000, which Early Termination Premium is fully-earned as of January 5, 2006 and shall be due and payable by Borrower in immediately available funds to Lender concurrently with the payment in full of the Obligations; provided, however, the foregoing notwithstanding, the Early Termination Premium shall be (a) reduced to $125,000 if Lender receives evidence satisfactory in its sole and absolute determination that (i) on or before February 28, 2007, Borrower shall have received from institutional lenders, investment funds, prospective buyers, or other sources of capital one or more letters of intent and/or term sheets involving funding sufficient to repay in full in cash all of the Obligations (such letters of intent and/or term sheets, the “Termination Proposal Letters”) and (ii) on or before March 31, 2007, Borrower shall have received from institutional lenders, investment funds, prospective buyers, or other sources of capital one or more signed commitment letters involving funding sufficient to repay in full in cash all of the Obligations (such signed commitment letters, the “Termination Commitment Letters”) and (b) waived in its entirety if Lender receives evidence satisfactory in its sole and absolute determination that (i) on or before February 15, 2007, Borrower shall have received the Termination Proposal Letters and (ii) on or before March 15, 2007, Borrower shall have received the Termination Commitment Letters.
4. Waiver. Lender hereby waives (i) the Events of Default that have occurred as a result of the failure by Borrower to comply with Section 6.12 of the Loan Agreement with respect to the months ending October 31, 2006, November 30, 2006, and December 31, 2006 and (ii) the Event of Default that has occurred as a result of failure by Borrower to comply with the covenant contained in Section 4 of that certain Limited Consent and Waiver, dated as of August 30, 2006, between Lender and Borrower.

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5. Conditions Precedent to Amendment. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:
(a)   Lender shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.
(b)   Lender shall have received a reaffirmation and consent substantially in the form attached hereto as Exhibit A, duly executed and delivered by each Guarantor.
(c)   Each condition set forth in Section 3 to that certain Amendment Number Five to Amended and Restated Loan Agreement between Lender and Borrower shall have been satisfied in Lender’s sole and absolute determination.
(d)   The representations and warranties herein and in the Loan Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).
(e)   No Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein.
(f)   No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower, any Guarantor, or Lender.
6. Release. Borrower hereby waives, releases, remises and forever discharges Lender, each of its Affiliates, and each of its officers, directors, employees, and agents (collectively, the “Releasees”), from any and all claims, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, which Borrower ever had, now has or might hereafter have against any such Releasee which relates, directly or indirectly, to the Loan Agreement or any other Loan Document, or to any acts or omissions of any such Releasee with respect to the Loan Agreement or any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents. As to each and every claim released hereunder, Borrower hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, Borrower specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:
“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER, MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

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As to each and every claim released hereunder, Borrower also waives the benefit of each other similar provision of applicable federal or state law, if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.
7. Representations and Warranties. Borrower represents and warrants to Lender that (a) the execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended hereby, (i) are within its powers, (ii) have been duly authorized by all necessary action, and (iii) are not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) this Amendment and the Loan Agreement, as amended hereby, are legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms; and (c) no Default or Event of Default has occurred (other than as waived herein) and is continuing on the date hereof or as of the date upon which the conditions precedent set forth herein are satisfied.
8. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of California.
9. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.
10. Effect on Loan Documents.
(a)   The Loan Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Lender under the Loan Agreement or any other Loan Document. The waivers, consents, and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Documents, and shall not operate as a consent to any further or other matter under the Loan Documents.

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(b)   Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.
(c)   To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.
(d)   This Amendment is a Loan Document.
11. Entire Agreement. This Amendment embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous agreements or understandings with respect to the subject matter hereof, whether express or implied, oral or written.
[signature page follows]

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

IMAGE ENTERTAINMENT, INC., a Delaware corporation
By:	/S/ JEFF M. FRAMER
	Name:	Jeff M. Framer
	Title:	Chief Financial Officer

[Image Entertainment, Inc.]
[Signature Page To Amendment Number Six And Waiver
To Amended And Restated Loan And Security Agreement]

WELLS FARGO FOOTHILL, INC., a California corporation
By:	/S/ TERRI LE
	Name:	Terri Le
	Title:	Vice President

[Image Entertainment, Inc.]
[Signature Page To Amendment Number Six And Waiver
To Amended And Restated Loan And Security Agreement]

Exhibit A
REAFFIRMATION AND CONSENT
Dated as of January 11, 2007
Reference hereby is made to that certain Amendment Number Six and Waiver to Loan and Security Agreement, dated as of the date hereof (the “Amendment”), between Wells Fargo Foothill, Inc. (“Lender”), and Image Entertainment, Inc. (“Borrower”). Capitalized terms used herein shall have the meanings ascribed to them in that certain Amended and Restated Loan and Security Agreement, dated as of August 10, 2005 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), between Borrower and Lender. Each of the undersigned hereby (a) represents and warrants that the execution and delivery of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) consents to the amendment of the Loan Agreement set forth in the Amendment and any waivers granted therein; (c) acknowledges and reaffirms all obligations owing by it to Lender under any Loan Document to which it is a party; (d) agrees that each Loan Document to which it is a party is and shall remain in full force and effect, and (e) ratifies and confirms its consent to any previous amendments of the Loan Agreement and any previous waivers granted with respect to the Loan Agreement. Although each of the undersigned have been informed of the matters set forth herein and have acknowledged and agreed to same, each of the undersigned understands that Lender shall have no obligation to inform the undersigned of such matters in the future or to seek the undersigned’s acknowledgement or agreement to future amendments, waivers, or modifications, and nothing herein shall create such a duty.
[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Reaffirmation and Consent as of the date first set forth above.

HOME VISION ENTERTAINMENT, INC., a Delaware corporation
By:	/S/ JEFF M. FRAMER
	Name:	Jeff M. Framer
	Title:	Chief Financial Officer

EGAMI MEDIA, INC., a Delaware corporation
By:	/S/ JEFF M. FRAMER
	Name:	Jeff M. Framer
	Title:	Chief Financial Officer

IMAGE ENTERTAINMENT (UK), INC., a Delaware corporation
By:	/S/ JEFF M. FRAMER
	Name:	Jeff M. Framer
	Title:	Chief Financial Officer

[Image Entertainment, Inc.]
[Signature Page To Reaffirmation and COnsent To Amendment Number Six and Waiver
To Amended And Restated Loan And Security Agreement]